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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities Act of 1934




Date of Report (Date of earliest event reported):  July 17, 2002





                           PHILIP SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)




          DELAWARE                        0-30417                 90-0131394
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)




                      5151 San Felipe, Suite 1600
                             Houston, TX                                77056
               (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:  (713) 623-8777

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Effective July 17, 2002, the registrant engaged KPMG LLP ("KPMG") as its independent public accountants for the fiscal year ending December 31, 2002.

         During the nine months ended December 31, 2000, the year ended December 31, 2001 and the current year through July 17, 2002, the registrant has not consulted with KPMG with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's consolidated financial statements, in respect of which either a written report was provided to the registrant or oral advice was provided that KPMG concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange At of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               PHILIP SERVICES CORPORATION



Date:  July 19, 2002                           By:      /s/ Robert L. Knauss
                                                        -----------------------
                                                        Robert L. Knauss
                                                        Chairman and Principal
                                                        Executive Officer